UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 23, 2009

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement

On January 23, 2009, BPZ Resources, Inc. d/b/a BPZ Energy (NYSE Alternext US: BPZ), through its power generation subsidiary, Empresa Eléctrica Nueva Esperanza, SRL (collectively the “Company”), and GE Packaged Power, Inc. and GE International, Inc. Sucursal de Peru (collectively “GE”), entered into an amendment of the $51.5 million contract (the “Agreement”), dated September 26, 2008, for purchase of three LM6000 gas-fired turbines and services.  Under the terms of the amendment of the Agreement, GE and the Company agree to a suspension period from and including December 15, 2008 through November 15, 2009, whereby no failure on the part of the Company or GE to perform any obligations under the Agreement will give rise to a breach of contract or give right to terminate the contract, provided that the Company makes milestone payment four to GE in the amount of $3,431,000 no later than February 25, 2009. Additionally, the Company agrees to make milestone payment five in the amount of $3,508,143 no later than November 16, 2009.  Any failure to make this payment in full will result in immediate termination of the Agreement with no cure period or time to correct the breach.

Once the Company decides to bring the Agreement out of the suspension period, it will provide evidence that payment security has been established and new delivery dates, pricing and payment terms will be determined by the Company and GE. All previous payments made by the Company on the Agreement will be applied to the new price.

The definitive agreement relating to the amendment to the Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference.

Details of the Agreement were previously disclosed in Item 6, Exhibit 10.11 of the Company’s Form 10-Q filed on November 10, 2008, and is incorporated by reference herein.

ITEM 7.01.                                    Regulation FD Disclosure.

In connection with the amendment to the Agreement and providing an update on its financing activities, the Company issued a press release on January 29, 2009, which is being furnished as Exhibit 99.1 to this report.

ITEM 9.01.                                    Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

Exhibit 10.1

Contract for Sale of Equipment and Services dated September 26, 2008 (incorporated by reference to Exhibit 10.11 to BPZ Resources, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-12697)

Exhibit 10.2

Amendment dated January 23, 2009 to BPZ Contract for Sale of Equipment and Services dated September 26, 2008 by and among GE Packaged Power, Inc. GE International, Inc. Sucursal De Peru and Empresa Eléctrica Nueva Esperanza, SRL

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated January 29, 2009, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: January 29, 2009	By:	/s/ Heath W. Cleaver
	Name:	Heath W. Cleaver
	Title:	Vice President – Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1

Contract for Sale of Equipment and Services dated September 26, 2008 (incorporated by reference to Exhibit 10.11 to BPZ Resources, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-12697)

Exhibit 10.2

Amendment dated January 23, 2009 to Contract for Sale of Equipment and Services dated September 26, 2008 by and among GE Packaged Power, Inc. GE International, Inc. Sucursal De Peru and Empresa Eléctrica Nueva Esperanza, SRL

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated January 29, 2009, and furnished with this report.